SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 30, 1999



                                 SCANSOFT, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                     0-27038                 94-3156479
----------------------------    ----------------------    ----------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)         Identification Number)


    9 CENTENNIAL DRIVE, PEABODY, MASSACHUSETTS                   01960
  -----------------------------------------------         ----------------------
     (Address of principal executive offices)                 (Zip Code)


                                 (978) 977-2000
                              --------------------
                         (Registrant's telephone number,
                              including area code)

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Item 2.  Acquisition or Disposition of Assets

         On June 30, 1999, ScanSoft, Inc. (the "Registrant") entered into a definitive asset purchase agreement (the "Purchase Agreement") and license agreement (the "License") to acquire and license certain assets and intellectual property relating to the photo imaging software products business of MetaCreations which include Kai's Photo Soap 1.0, Kai's Photo Soap 2.0, Kai's SuperGoo 1.0, Kai's PowerGoo 1.0 and Kai's Power Show 1.1 (the "Products") from MetaCreations Corporation ("MetaCreations"). The acquisition was closed on June 30, 1999.

         Pursuant to the Purchase Agreement, the Company purchased all of the inventory, intangibles, books and records, marketing materials and MetaCreations' website content relating to the Products. The Company paid MetaCreations $600,000 plus assumed the obligations to fulfill sales orders relating to the Products, all liabilities under all original equipment manufacturer and other agreements pertaining to the Products, and up to $950,000 of product return liability relating to Products sold prior to the date of the Purchase Agreement. In addition, the Purchase Agreement includes contingent financial performance incentive payments under which the Company will pay MetaCreations up to $1,000,000, based on the sale of the Products and certain other technology licensed in the License Agreement.

         Under the License Agreement, MetaCreations granted the Company a non-exclusive, royalty free license to use, reproduce, license, sell and distribute the intellectual property relating to the Products and other related software technology. Pursuant to the License Agreement, for a period of two years, MetaCreations and the Company have agreed that neither will market, license, reproduce, distribute or sell the intellectual property subject to the License Agreement in any manner or for any purpose that would compete with current MetaCreations products or Company products. The Company paid MetaCreations $400,000 in cash and signed a promissory note in the principal amount of $1,600,000 for the License. The promissory note accrues interest at the rate of seven percent (7%) and will be paid in full by June 30, 2000.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 14, 1999

                                      SCANSOFT, INC.



                                      By        /s/ Michael K. Tivnan
                                        ----------------------------------------
                                                    Michael K. Tivnan
                                          President and Chief Executive Officer


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